                                  EXHIBIT 10.2

                     FOURTH AMENDMENT TO AGREEMENT FOR THE
                        PURCHASE AND SALE OF REAL ESTATE


         This Fourth Amendment To Agreement for the Purchase and Sale of Real Estate ("Amendment") dated this _ day of September, 1996 by and between CAROLINA INVESTMENT PARTNERS, a North Carolina limited partnership, ADA CORPORATION OF NORTH CAROLINA, a North Carolina corporation (hereinafter referred to collectively as "Seller"), and CHURCHILL & BANKS, LTD., a Rhode Island corporation (hereinafter referred to as "Purchaser").


                              W I T N E S S E T H:


         WHEREAS, Seller and Purchaser entered into that certain Agreement for the Purchase and Sale of Real Estate dated April 20, 1995 (the "Purchase Agreement"), as amended by that certain First Amendment to Agreement for the Purchase and Sale of Real Estate dated August 9, 1995 (the "First Amendment"), and that certain Second Amendment to Agreement for the Purchase and Sale of Real Estate dated April 19, 1996 (the "Second Amendment"), and that certain Third Amendment to Agreement for the Purchase and Sale of Real Estate dated September 10, 1996 (the "Third Amendment"; the Purchase Agreement, First Amendment, Second Amendment and Third Amendment shall hereinafter sometimes be referred to collectively as the "Agreement"), for the purchase and sale of approximately 17.1745 acres of real property located in Cary, Wake County, North Carolina, as the same is more particularly described in the Agreement; and

         WHEREAS, Purchaser has requested and Seller has agreed to extend the date of the Initial Closing (as defined in the Third Amendment) upon the terms and conditions set forth hereinbelow.

         NOW, THEREFORE, for and in consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which and hereby acknowledged, the Purchaser and Seller agree as follows:
         1. Section 1(A) of the Third Amendment is hereby amended to reflect that the Initial Closing shall be held on September 25, 1996.

         2. This Amendment shall be binding upon and inure to the benefit of the successors and assigns of the respective parties hereto.

         3.      This Amendment shall be construed under and in





                                    20 of 23
accordance with the laws of the State of North Carolina.

         Except as herein expressly modified, all of the terms and conditions of the Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, this Amendment has been duly executed by the parties hereto as of the day and year first above written.

                                        PURCHASER:


                                        CHURCHILL & BANKS, LTD.
                                        a Rhode Island corporation

ATTEST:

/s/                                     By: /s/
--------------------                        ----------------------
---- Secretary

(Corporate Seal)


                                        SELLER:

                                        CAROLINA INVESTMENT PARTNERS


                                        By: /s/
                                           ----------------------------
                                            General Partner


                                        ADA CORPORATION OF NORTH CAROLINA


ATTEST:

/s/
--------------------
------ Secretary

(Corporate Seal)

                                        By: /s/
                                            -------------------------
                                            Vice           President
                                            ----------





                                    21 of 23